Critical Accounting Judgments and Key Sources of Estimation Uncertainty	12 Months Ended
Dec. 31, 2019
Disclosure Of Accounting Judgements And Estimates [Abstract]
Critical Accounting Judgments and Key Sources of Estimation Uncertainty
5.	CRITICAL ACCOUNTING JUDGMENTS AND KEY SOURCES OF ESTIMATION UNCERTAINTY

In the application of the Company’s accounting policies, management is required to make judgments, estimates and assumptions about the carrying amounts of assets and liabilities that are not readily apparent from other sources. The estimates and associated assumptions are based on historical experience and other factors that are considered relevant. Actual results may differ from these estimates.

The estimates and underlying assumptions are reviewed on an ongoing basis. Revisions to accounting estimates are recognized in the period in which the estimates are revised if the revisions affect only that period or in the period of the revisions and future periods if the revisions affect both current and future periods.

Impairment of intangible assets

Intangible assets with indefinite useful lives are tested for impairment annually and whenever an indicator of impairment exists. The Company assesses whether there is an indication of impairment based on internal and external information, including the progress of research and development project and the prospect of such technology. Determining whether an intangible asset is impaired requires an estimation of the recoverable amount and a comparison with the carrying amount. The calculation of the recoverable amount requires management to estimate the future cash flows that are expected to arise from the intangible asset and a suitable discount rate in order to calculate the present value. Any change of estimation arising from economic environment changes or the Company’s strategies may lead to significant impairment loss in the future.